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Exhibit 32.2

PROXIM CORPORATION
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Michael D. Angel, Executive Vice President and Chief Financial Officer of Proxim Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (i) the accompanying annual report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, as amended; and (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Proxim Corporation.

/s/ MICHAEL D. ANGEL Michael D. Angel Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: March 16, 2005

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  Exhibit 32.2
PROXIM CORPORATION CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002